SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 12, 2024, Brookfield Infrastructure, through our U.S. colocation data center operation subsidiary, completed the acquisition of a data center portfolio from Cyxtera Technologies Inc. The purchase price is approximately $1.3 billion which was fully financed and did not require any new equity capital.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting is not available. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.